UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: June 18, 2004


                               Pacific Sands, Inc.
                               -------------------
                           (Exact name of registrant)




         Nevada                    00-29483                  88-0322882
         ------                    --------                  ----------
(State of Incorporation)    (Commission file Number)   (I.R.S. Employer Id. No.)




1509 Rapids Drive, Racine, WI                                          53404
------------------------------                                         -----
(Address of principal executive offices)                            (Zip Code)




Registrant's telephone number, including area code:  (262) 619-3261
                                                     --------------

Item 5. Other Events.

Registrant reports significant changes in Board of Directors and Officers and change of Principal Executive Office.

REGISTRANT'S OFFICERS: Stanley Paulus has resigned as Registrant's CEO and President.

     Registrant's Board of Directors have appointed Michael L. Wynhoff (39) as President and CEO. Mr. Wynhoff has acted as a marketing consultant for Registrant and other health, environment and internet companies.

     Rita Paulus has resigned as Registrant's Treasurer. Registrant's Board of Directors have appointed Michael Michie (43) as Registrant's Treasurer.

REGISTRANT'S BOARD OF DIRECTORS:

     Rita Paulus and Harold Dahl have resigned from Registrant's Board of Directors. Stanly Paulus remains a member of Registrant's Board of Directors.

     Michael Michie and Michael L. Wynhoff have both accepted appointment to Registrant's Board of Directors .

REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE: Registrant has relocated its principal executive office to 1509 Rapids Drive, Racine, WI 53404; telephone number 262-619-3261.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                                 Pacific Sands, Inc.
                                                -------------------
                                                    (Registrant)

Date: June 22, 2004                       /s/  Michael L. Wynhoff
                                          ---------------------------------
                                          Michael L. Wynhoff, President/CEO